UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 15, 2008

IMAGENETIX, INC.
(Exact name of registrant as specified in its charter)

Nevada	033-24138-D	87-0463772
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10845 Rancho Bernardo Road, Suite 105
San Diego, California		92127
(Address of Principal Executive Offices)		(Zip Code)

(858) 674-8455
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Section 8 — Other Events
Item 8.01. Other Events
SIGNATURE

Table of Contents

Section 8 — Other Events

Item 8.01. Other Events

On May 15, 2008, Mona Vie, LLC, a Utah based multi-level marketing supplier of wellness products and the Registrant entered into the following agreements:

•	Purchase and Supply Agreement, and

•	Settlement Agreement and General Release of Claims.

As a result of the above agreements, on May 16, 2008, the Registrant dismissed with prejudice a lawsuit it had filed on May 5, 2008 against Mona Vie.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGENETIX, INC.
By:	/s/ WILLIAM P. SPENCER
William P. Spencer
Chief Executive Officer and President

Dated: May 19, 2008